UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): July 15, 2022 (July 15, 2022)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Maryland	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)
(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Healthcare Realty Trust Incorporated (the "Company") held a special meeting of shareholders on July 15, 2022 to consider the proposed merger of HR Acquisition 2, LLC, a Maryland limited liability company (the "Merger Sub") and a direct, wholly-owned subsidiary of Healthcare Trust of America, Inc., a Maryland corporation ("HTA"), with and into the Company, with the Company continuing as the surviving entity and a direct, wholly-owned subsidiary of HTA. At the special meeting, there were present in person or by proxy 129,544,274.249 shares of the Company’s common stock, representing approximately 85.43% of the total outstanding eligible votes. The proposals considered at the special meeting were voted on as follows:
1.The shareholders approved the merger of Merger Sub with and into the Company, with the Company as the surviving entity and a direct wholly-owned subsidiary of HTA by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For [1]	Percent of Outstanding[2]
119,648,080.866	9,692,974.743	203,218.640	0.000	92.360%	78.905%
1 Total "For" votes as a percentage of the shares voted on the proposal.
2 Total "For" votes as a percentage of the total outstanding shares eligible to vote on the matter.

2.The shareholders approved the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies, by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For [1]
115,597,784.795	13,710,329.814	236,159.640	0.000	89.230%
1 Total "For" votes as a percentage of the shares voted on the proposal.

Item 8.01    Other Events.
The Company issued a press release on July 15, 2022 reporting the results of the special meeting. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits
99.1    Press Release, dated July 15, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
	By:	/s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President - Chief Financial Officer
July 15, 2022